Exhibit 99.1

Deloitte & Touche LLP
Suite 400 Harborside Plaza 10
Jersey City, NJ 07311
USA Tel: +1 212 937 8200
Fax: +1 212 937 8298 www.deloitte.com

October 1, 2015

Brazos Education Funding Corporation, Inc.

2600 Washington Avenue

Waco, Texas 76703

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Brazos Education Funding Corporation, Inc. (the “Company”) and Morgan Stanley & Co. LLC (the “Underwriter”, and together with the Company, the “Specified Parties”) related to the Company’s and Underwriter’s evaluation of certain information with respect to a portfolio of student loan contracts in conjunction with the proposed offering of Brazos Education Funding 2015-1 LLC, Federal Student Loan-Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 17, 2015, representatives of the Underwriter, on behalf of the Company, provided us with a computer-generated student loan contract data file and related record layout containing, as represented to us by the Company, data as of the close of business August 31, 2015, with respect to 4,768 student loan contracts (the “Statistical Loan File”).

At the Company’s instruction, we randomly selected 100 student loan contracts (the “Sample Contracts”) from the Statistical Loan File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the student loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan number (for informational purposes only) 2. Loan type 3. Borrower state 4. Statutory borrower interest rate 5. Current loan balance 6. Origination date 7. Current loan status	8. Repayment schedule type 9. Current number of repayment months remaining 10. Months elapsed in repayment 11. Days past due 12. Months remaining in deferment 13. Months remaining in forbearance

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Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 8 (as set forth on the Statistical Loan File) to the corresponding information set forth on or derived from screen shots provided to us by the Company from the Company’s servicing system (the “Servicing System Screen Shots”).

We compared Characteristics 9. through 13., (as set forth on the Statistical Loan File) to a query provided by the Underwriter, on behalf of the Company, on October 1, 2015 from the servicer system as of the close of business August 31, 2015 (the “Servicing System Query”).

In addition to the procedures described above, the Company provided us with a “Promissory Note” for (i) 44 student loan contracts, each of which are not Sample Contracts, included in the Statistical Loan File (the “Provided Promissory Note Sample Contracts”) and (ii) six Sample Contracts, which we randomly selected from the list of Sample Contracts at the instruction of the Company (the “Randomly Selected Promissory Note Sample Contracts” and, together with the Provided Promissory Note Sample Contracts, the “Promissory Note Sample Contracts”). For each of the Promissory Note Sample Contracts, we compared Characteristic 2. (as set forth on the Statistical Loan File) to the corresponding information set forth on or derived from the Promissory Note.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristic 2., a loan type of (i) “FFELP - Federal Consolidation Loan” or “Consolidation,” as set forth on the Promissory Note, is noted to be in agreement with “SUBSIDIZED CONSOLIDATION” or “UNSUBSIDIZED CONSOLIDATION,” as set forth on the Statistical Loan File and (ii) “Stafford,” as set forth on the Promissory Note, is noted to be in agreement with “UNSUBSIDIZED STAFFORD,” as set forth on the Statistical Loan File; and

•	with respect to our comparison of Characteristic 7., a current loan status of (i) “Deferment,” as set forth on the Servicing System Screen Shots, is noted to be in agreement with “Deferral,” as set forth on the Statistical Loan File and (ii) “Pre-Claim Submitted,” as set forth on the Servicing System Screen Shots, is noted to be in agreement with “Repayment,” as set forth on the Statistical Loan File.

The student loan contract documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts or Promissory Note Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loan contracts underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loan contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 1, 2015.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in borrower state

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures

issued by Deloitte & Touche LLP dated October 1, 2015 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Servicing System Screen Shots

1	[REDACTED]	Borrower state	VIRGINIA	NEVADA

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.